SCHEDULE 2

WORLDWIDE NETWORK OF SUBCUSTODIANS

COUNTRY                                          SUBCUSTODIAN

Argentina                                                              Citibank, N.A.

Australia                                               National Australia Bank Limited

Austria                                                 UniCredit Bank Austria AG

Bahrain                                                 HSBC Bank Middle East Limited

Bangladesh                                                           Standard Chartered Bank Bangladesh

Belgium                                                Citibank International Plc

Benin                                                                      Société Générale de Banques en Côte d’lvoire

Bermuda                                               HSBC Bank  Bermuda Limited (effective May 3, 2010)

Botswana                                             Stanbic Bank Botswana Ltd.

Brazil                                                                     Citibank, N.A.

Bulgaria                                                ING Bank N.V.

Burkina Faso                                                        Société Générale de Banques en Côte d’lvoire

Canada                                                 CIBC Mellon Trust Company

Cayman Islands                                     The Bank of New York Mellon

Channel Islands                                     The Bank of New York Mellon

Chile                                                     Banco Itau S.A. (Chile)

Chile                                                                       Banco de Chile

China (Shanghai and Shenzhen)              HSBC Bank (China) Company Limited

Colombia                                              Cititrust Colombia S.A.

Costa                                                   Banco BCT

Croatia                                                                  Privredna Banka Zabreb d.d.

Cyprus                                                                  BNP Paribas Securities Services, Athens, effective May 17, 2010.

Czech Republic                                     ING Bank N.V.

Denmark                                              Danske Bank A/S

Ecuador                                                Banco de la Produccion SA

Egypt                                                    HSBC Bank Egypt S.A.E.

Estonia                                                 SEB Bank AS

Euromarket                                           Clearstream Banking Luxembourg S.A.

Euromarket                                           Euroclear Bank

Finland                                                                  Skandinaviska Enskilda Banken AB (publ) Helsinki Branch

France                                                                    BNP Paribas Securities Services

France                                                                     CACEIS

Germany                                                               BNY Mellon Asset Servicing GmbH (formerly BHF Asset

                                                            Servicing GmbH)

Ghana                                                   Stanbic Bank Ghana Ltd.

Greece                                                                  BNP Paribas Securities Services, Athens, effective May 17, 2010

Guinea Bissau                                       Société Générale de Banques en Côte d’lvoire

Hong Kong                                                         The Hongkong and Shanghai Banking Corporation, Limited

Hungary                                               ING Bank NV.

Iceland                                                                 NBI hf

Iceland                                                                Islandsbanki hf

India                                                    Deutsche Bank AG

COUNTRY                                          SUBCUSTODIAN

India                                                     Deutsche Bank AG

Indonesia                                              HSBC Ltd.

Ireland                                                                  The Bank of New York Mellon, London

Israel                                                    Bank Hapoalim B.M.

Italy                                                                        Intesa Sanpaolo S.p.A

Ivory Coast                                           Société Générale de Banques en Côte d’lvoire - Abidjian

Japan                                                    The Bank of Tokyo-Mitsubishi UFJ Ltd.

Japan                                                    Mizuho Corporate Bank, Limited

Jordan                                                  HSBC Bank Middle East Limited

Kazakhstan                                           HSBC Bank Kazakhstan

Kenya                                                  CFC Stanbic Bank Limited

Kuwait                                                 HSBC Bank Middle East Ltd.

Latvia                                                                    AS SEB banka

Lebanon                                               HSBC Bank Middle East Limited

Lithuania                                                              SEB Bankas AB

Luxembourg                                                        Banque et Caisse d’Epargne de l’Etat

Malaysia                                               HSBC Bank Malaysia Berhad

Mali                                                                        Société Générale de Banques en Côte d’lvoire

Malta                                                    HSBC Bank Malta plc

Mauritius                                                               The Hongkong and Shanghai Banking Corporation Limited

Mexico                                                                   Banco Nacional de Mexico

Morocco                                                                Citibank Maghreb

Namibia                                                Standard Bank Namibia Ltd.

Netherlands                                                         BNY Mellon Asset Servicing B.V.

New Zealand                                        National Australia Bank Limited

Niger                                                                     Société Générale de Banques en Côte d’lvoire

Nigeria                                                 Stanbic IBTC Bank Plc

Norway                                                DnB NOR Bank ASA

Oman                                                   HSBC Bank Middle East Limited

Pakistan                                                Deutsche Bank AG Karachi.

Palestinian Autonomous Area                HSBC Bank Middle East, Ramallah

Peru                                                     Citibank del Peru, S.A.

Philippines                                             HSBC Ltd.

Poland                                                  ING Bank Slaski

Portugal                                                               Banco Comercial Português, S.A.

Qatar                                                    HSBC Bank Middle East Limited, Doha

Romania                                               ING Bank N.V.

Russia                                                  ING Bank (Eurasia) ZAO

Russia                                                  ZAO Citibank Moscow

Saudi Arabia                                         SABB Securities Limited

Senegal                                                                Société Générale de Banques en Côte d’lvoire

Serbia                                                   UniCredit Bank Austria AG

Singapore                                               United Overseas Bank Limited

Singapore                                              DBS Bank Ltd.

Slovak Republic                                     ING Bank N.V.

Slovenia                                                                 UniCredit Banka Slovenia d.d.

Slovenia                                                UniCredit Bank Austria AG

COUNTRY                                          SUBCUSTODIAN

South Africa                                         Standard Bank of South Africa

South Korea                                                        The Hongkong and Shanghai Banking Corporation, Limited

Spain                                                    Banco Bilbao Vizcaya Argentaria S.A.

Spain                                                    Santander Investment Services, S.A.

Sri Lanka                                                             The Hongkong and Shanghai Banking Corporation, Limited

Swaziland                                             Standard Bank Swaziland Limited

Sweden                                                Skandinaviska Enskilda Banken

Switzerland                                                          Credit Suisse, Zurich

Switzerland                                           UBS AG, Zurich

Taiwan                                                                 Standard Chartered Bank (Taiwan) Limited

Thailand                                                                The Hongkong and Shanghai Banking Corporation, Limited

Thailand                                                Bangkok Bank Public Company Ltd.

Togo                                                                       Société Générale de Banques en Côte d’lvoire

Trinidad & Tobago                                Republic Bank Limited

Tunisia                                                                  Banque Internationale Arabe de Tunisie

Turkey                                                  Deutsche Bank AS

Uganda                                                 Stanbic Bank Uganda Ltd.

Ukraine                                                ING Bank Ukraine

United Arab Emirates                            HSBC Bank Middle East Limited, Dubai

United Kingdom                                    The Bank of New York Mellon

United Kingdom                                    Deutsche Bank AG (The Depository & Clearing Centre)

United States                                        The Bank of New York Mellon

Uruguay                                               Banco Itau Uruguay S.A.

Venezuela                                                            Citibank, N.A.

Vietnam                                                HSBC Bank (Vietnam) Ltd.

Zambia                                                 Stanbic Bank Zambia Ltd.

Zimbabwe                                             Stanbic Bank Zimbabwe Ltd.